EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT is made by and between GLOBAL EARTH ENRGY, INC., a Nevada corporation (“Global Earth Energy”) and HAWK MANUFACTURING, INC., a Florida corporation (“Hawk”) who hereby agree as follows:

WHEREAS, Global Earth Energy is authorized to issue 2,000,000,000 shares of common stock, par value $0.00001 per share (the “Global Earth Energy Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share; and

WHEREAS, Hawk is authorized to issue 1,000,000 shares of common stock, par value $0.01 per share (the “Hawk Common Stock”); and

WHEREAS, neither Global Earth Energy nor Hawk is authorized to issue any other class or series of shares of capital stock; and

WHEREAS, of the date hereof, Global Earth Energy has 887,008,390 shares of the Global Earth Energy Common Stock issued and 856,108,390 shares of the Global Earth Energy Common Stock outstanding; and

WHEREAS, on the date hereof, Global Earth Energy has shares of its preferred stock issued and outstanding as refelcted in its filings with the Securities and Exchange Commission (the “SEC Filings”); and

WHEREAS, of the date hereof, Hawk has 1,000 shares of the Hawk Common Stock issued and outstanding; and

WHEREAS, as of the date hereof, Hawk does not have any other shares of its capital stock issued or outstanding; and

WHEREAS, Global Earth Energy and Hawk desire to exchange shares of the Global Earth Energy Common Stock and the Hawk Common Stock as hereianfter provided;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

1.

Issuance of shares of the Global Earth Energy Common Stock and the Hawk Common Stock.  Global Earth Energy does hereby issue to Hawk 214,027,096 shares of the Global Earth Energy Common Stock, the receipt and sufficency of which is hereby acknowledged by Hawk, in exchange for 250 shares of the Hawk Common Stock, the receipt and sufficency of which is hereby acknowledged by Global Earth Energy.  The intention of this Agreement, as of the date hereof, is that Global Earth Energy shall own 20 percent of the outstanding shares of the Hawk Common Stock and that Hawk shall own 20 percent of the outstanding shares of the Global Earth Energy Common Stock.  If, following the date of this Agreement, either Global Earth Energy or Hawk shall issue additional shares of its common stock for a price per share less than the value per share of such shares of common stock on the date of this Agreement, then Global Earth Energy or Hawk, as the case may be, shall have the right to purchase shares of the common stock of the other at the price per share for which such shares are issued as described in this sentence, so as to maintain the relative stock ownership of Global Earth Energy or Hawk, as the case may be, in Global Earth Energy or Hawk.  For the purposes of this Agreement, on the date hereof, the price per share of the Global Earth Energy Common Stock is deemed to be $0.02, and the price per share of the Hawk Common Stock is deemed to be $3,200.00.

2.

Protection Against Dilution, Etc.  In any of the following events, occurring after the date of this Agreement, appropriate adjustment shall be made in the number of shares of the Global Earth Energy Common Stock and the Hawk Common Stock delivered hereunder, so as to maintain the proportionate interest of each of Global Earth Energy and Hawk as of the date hereof: (a) recapitalization of Global Earth Energy or Hawk through a split-up or reverse split of the outstanding shares of its common stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of its common stock, payable in shares of its common stock or other securities of Global Earth Energy or Hawk convertible into shares of its common stock.

3.

Representations and Warranties.  Global Earth Energy and Hawk each represents and warrants as follows:

(a)

Each of Global Earth Energy and Hawk is an Accredited Investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act).

(b)

Each of Global Earth Energy and Hawk has received information with respect to each other (the “Information”), and has carefully reviewed the Information and has relied on the disclosures contained therein, information otherwise provided to it in writing by Global Earth Energy or Hawk, or information from books and records of Global Earth Energy or Hawk.  Each of Global Earth Energy and Hawk understands that all documents, records and books pertaining to this investment have been made available for its inspection or by its attorney and/or its accountant, and that the books and records of Global Earth Energy or Hawk will be available, upon reasonable notice, for inspection by investors during reasonable business hours at its principal place of business.  Each of Global Earth Energy and Hawk and/or its advisers have had a reasonable opportunity to ask questions of and receive answers from Global Earth Energy or Hawk, or a person or persons acting on its behalf, concerning this Agreement, and all such questions have been answered to the full satisfaction of each of Global Earth Energy and Hawk.  No oral representations have been made or oral information furnished to each of Global Earth Energy and Hawk or its advisers in connection with this Agreement were in any way inconsistent with the information furnished.

(c)

Specifically, Hawk was provided with access to Global Earth Energy’s SEC Filings, including the following:

(i)

The annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by Hawk in writing, a copy of Global Earth Energy’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii)

The information contained in quarterly reports on Form 10-Q pursuant to the Exchange Act;

(iii)

The information contained in any reports or documents required to be filed by Global Earth Energy under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above; and

(iv)

A brief description of the securities being offered, the terms of this Agreement, and any material changes in Global Earth Energy’s affairs that are not disclosed in the documents furnished.

(d)

Each of Global Earth Energy and Hawk (i) has adequate means of providing for its current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the shares described herein for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(e)

Each of Global Earth Energy and Hawk recognizes that Global Earth Energy or Hawk has a limited financial and operating history and no history of profitable operations, and that the shares described herein as an investment involve special risks, including those disclosed to each of Global Earth Energy and Hawk by Global Earth Energy or Hawk.

(f)

Each of Global Earth Energy and Hawk understands that the shares described herein have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  Each of Global Earth Energy and Hawk understands that the shares described herein must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available.  Each of Global Earth Energy and Hawk further understands that Global Earth Energy or Hawk is under no obligation to register the shares described herein on its behalf or to assist it in complying with any exemption from registration.

(g)

The shares described herein are being purchased solely for its own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the shares described herein.  Each of Global Earth Energy and Hawk or its advisers have such knowledge and experience in financial, tax, and business matters to enable it to utilize the information, made available to it in connection with this Agreement to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(h)

Each of Global Earth Energy and Hawk realizes that it may not be able to sell or dispose of its shares described herein as there will be no public market.  In addition, each of Global Earth Energy and Hawk understands that its right to transfer the shares described herein will be subject to restrictions against transfer unless the transfer is not in violation of the Securities Act, and the securities laws of any state (including investor suitability standards), and Global Earth Energy or Hawk consents to such transfer.  Each of Global Earth Energy and Hawk also acknowledges that it shall be responsible for compliance with all conditions on transfer imposed by the Securities Act, or the securities law of any state and for any expenses incurred in connection with such a proposed transfer.

(i)

Each of Global Earth Energy and Hawk, is authorized and otherwise duly qualified to purchase and hold the shares described herein, such entity has its principal place of business as set forth herein, and such entity has not been formed for the specific purpose of acquiring the shares described herein.

(j)

All information which each of Global Earth Energy and Hawk has provided to Global Earth Energy or Hawk concerning its situation, its financial position, and its knowledge of financial and business matters, or, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date of this Agreement, and if there should be any adverse change in such information, it will immediately provide Global Earth Energy or Hawk with such information.

(k)

Compliance with Regulation D.  Pursuant to Regulation D under the Securities Act, each of Global Earth Energy and Hawk understands and agrees that the following restrictions and limitations are applicable to its purchase, resales, hypothecations or other transfers of the shares described herein:

(i)

Each of Global Earth Energy and Hawk agrees that the shares described herein shall not be sold, pledged, hypothecated or otherwise transferred unless the shares described herein are registered under the Securities Act, and the securities laws of any state, or are exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares described herein:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the shares described herein have been or will be placed with respect to the shares described herein so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by each of Global Earth Energy and Hawk of certificate(s) or other document(s) for transfer.

(v)

Each of Global Earth Energy and Hawk acknowledges that it will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by Global Earth Energy or Hawk for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

(l)

Each of Global Earth Energy and Hawk understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the shares described herein and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(m)

Each of Global Earth Energy and Hawk understands that:

(i)

No assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of each of Global Earth Energy and Hawk;

(ii)

No assurances are or have been made concerning the distribution of profits to Global Earth Energy or Hawk’s investors; and

(iii)

It is aware that this Agreement is independent of any other subscription for the shares described herein.

(n)

Each of Global Earth Energy and Hawk acknowledges and is aware that it never has been represented, guaranteed, or warranted to it by Global Earth Energy or Hawk, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following:

(i)

The approximate or exact length of time that it will be required to remain as an owner of its shares described herein;

(ii)

The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii)

That the limited past performance or experience on the part of Global Earth Energy or Hawk, or any future projections will in any way indicate the predictable results of the ownership of the shares described herein or of the overall financial performance of Global Earth Energy or Hawk.

(o)

Each of Global Earth Energy and Hawk acknowledges that Global Earth Energy or Hawk has made available to it, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to it and to evaluate the merits and risks of this investment.

(p)

Each of Global Earth Energy and Hawk confirms that it has consulted with its personal advisers and that said advisers have analyzed the information furnished to it and the documents relating thereto on its behalf and have advised it of the business and financial aspects and consequences of and liabilities associated with its investment in the shares described herein.  Each of Global Earth Energy and Hawk represents that it has made other risk capital investments or other investments of a speculative nature, and by reason of its business and financial experience and of the business and financial experience of those persons it has retained to advise it with respect to investments of this nature.  In reaching the conclusion that it desires to acquire the shares described herein, each of Global Earth Energy and Hawk has carefully evaluated its financial resources and investments and acknowledges that it is able to bear the economic risks of this investment.

(q)

Each of Global Earth Energy and Hawk acknowledges that all information made available to it and its personal advisers in connection with its investment in the shares described herein, including the information furnished to it is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of Global Earth Energy or Hawk.

4.

Indemnification.  Each of Global Earth Energy and Hawk agrees to indemnify and hold harmless Global Earth Energy or Hawk and its Affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of each of Global Earth Energy and Hawk to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by each of Global Earth Energy and Hawk herein, or in any document provided by each of Global Earth Energy and Hawk to Global Earth Energy or Hawk.

5.

Limitation on Transfer of the Shares.  Each of Global Earth Energy and Hawk acknowledges that it is aware that there are substantial restrictions on the transferability of the shares described herein.  Since the shares described herein will not be, and since each of Global Earth Energy and Hawk has no right to require that they be, registered under the Securities Act, or the securities laws of any state, the shares described herein may not be, and each of Global Earth Energy and Hawk agrees that they shall not be, sold or transferred except pursuant to an effective registration statement or an exemption from such registration statement under said statutes.  Each of Global Earth Energy and Hawk also acknowledges that it will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by Global Earth Energy or Hawk for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

6.

Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining each of Global Earth Energy and Hawk’s suitability as an investor in Global Earth Energy or Hawk and each of Global Earth Energy and Hawk hereby agrees that such representations and warranties shall survive its purchase of the shares described herein in Global Earth Energy or Hawk.  Each of Global Earth Energy and Hawk hereby acknowledges and agrees that it is not entitled to cancel, terminate or revoke this Agreement, or any agreements hereunder, and that this Agreement and such agreements shall survive changes in the transactions, documents, and instruments previously furnished to each of Global Earth Energy and Hawk which are not materially adverse.

7.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Global Earth Energy, addressed to Mr. Sydney A. Harland at 1213 Culbreth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to Hawk, addressed to Mr. John M. Ragsdale at 4203 Brookview Way, Summerville, South Carolina 29483, telephone (515) 230-8076, and email ragsdalejm@gmail.com.  Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

8.

Miscellaneous.

(a)

Each of Global Earth Energy and Hawk agrees not to transfer or assign this Agreement, or any of each of Global Earth Energy and Hawk’s interest herein, and further agrees that the transfer or assignment of the shares described herein shall be made only in accordance with all applicable laws.

(b)

Each of Global Earth Energy and Hawk agrees that each of Global Earth Energy and Hawk may not cancel, terminate, or revoke this Agreement or any agreement of each of Global Earth Energy and Hawk made hereunder and that this Agreement shall be binding upon each of Global Earth Energy and Hawk’s successors, and assigns.

(c)

Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by each of Global Earth Energy and Hawk, each of Global Earth Energy and Hawk does not thereby or in any other manner waive any rights granted to each of Global Earth Energy and Hawk under federal or state securities laws.

(d)

Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

(e)

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(f)

This Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of North Carolina and all obligations hereunder shall be deemed performable in Hanover County, North Carolina.

(g)

Within 10 days after receipt of a written request from Global Earth Energy or Hawk, each of Global Earth Energy and Hawk agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which Global Earth Energy or Hawk is subject.

(h)

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23rd day of August, 2013.

GLOBAL EARTH ENERGY, INC.

By  /S/ Sydney A. Harland

    Sydney A. Harland, Chief Executive Officer

HAWK MANUFACTURING, INC.

By  /S/ John M. Ragsdale

    John M. Ragsdale, Chief Executive Officer